CONTACT:  KATHLEEN CAMPBELL, MARKETING DIRECTOR
570-662-0422
570-662-8512 (FAX)
FIRST CITIZENS COMMUNITY BANK
15 S MAIN STREET
MANSFIELD, PA 16933

citizens financial services, inc. reports unaudited second quarter 2019 financial results

MANSFIELD, PENNSYLVANIA— July 23, 2019 – Citizens Financial Services, Inc. (OTC Pink: CZFS), parent company of First Citizens Community Bank, released today its unaudited consolidated financial results for the three and six months ended June 30, 2019.

Highlights

•
Net income for the first six months of 2019 was $9.3 million, which is 3.5% higher than 2018’s net  income through June 30, 2018. The effective tax rate for the first six months of 2019 was 15.9% compared to 15.4% in the comparable period in 2018.

•
Net income was $4.8 million for the three months ended June 30, 2019, which is 3.3% higher than the net income for 2018’s comparable period. The effective tax rate for the three months ended June 30, 2019 was 16.1% compared to 15.7% in the comparable period in 2018.

•	Net interest income before the provision for loan losses of $24.3 million for the six months ended June 30, 2019 was an increase of $1.1 million, or 4.7%, over the same period a year ago.

•	Net loan growth totaled $17.3 million in the first half of 2019, or 3.2% annualized.

•
Return on average equity for the three and six months (annualized) ended June 30, 2019 was 13.09% and 12.61% compared to 13.68% and 13.15% for the three and six months (annualized) ended June 30, 2018.

•
Return on average tangible equity for the three and six months (annualized) ended June 30, 2019 was 15.72% and 15.17% compared to 16.74% and 16.14% for the three and six months (annualized) ended June 30, 2018. (1)

•	Return on average assets for the three and six months (annualized) ended June 30, 2019 was 1.34% and 1.28% compared to 1.34% and 1.29% for the three and six months (annualized) ended June 30, 2018.

Six Months Ended June 30, 2019 Compared to 2018

•
For the six months ended June 30, 2019, net income totaled $9,251,000 which compares to net income of $8,938,000 for the first six months of 2018, an increase of $313,000 or 3.5%.  Basic earnings per share of $2.62 for the first six months of 2019 compares to $2.52 for the first six months last year.  Annualized return on equity for the six months ended June 30, 2019 and 2018 was 12.61% and 13.15%, while annualized return on assets was 1.28% and 1.29%, respectively.

•
Net interest income before the provision for loan loss for the six months ended June 30, 2019 totaled $24,251,000 compared to $23,171,000 for the six months ended June 30, 2018, resulting in an increase of $1,080,000, or 4.7%.    Average interest earning assets increased $62.9 million for the six months ended June 30, 2019 compared to the same period last year.  Average loans increased $66.8 million while average investment securities decreased $9.2 million. The yield on interest earning assets increased 21 basis points to 4.58%, while the cost of interest-bearing liabilities increased 34 basis points to 1.14%. The increase in the cost of interest-bearing liabilities  was due to the rise in the federal funds rate during 2018. The tax effected net interest margin for the six months ended June 30, 2019 was 3.66% compared to 3.67% for the same period last year.

•
The provision for loan losses for the six months ended June 30, 2019 was $750,000 compared to $825,000 for the six months ended June 30, 2018, a decrease of $75,000.  The decrease provision primarily reflects the lower level of loan growth experienced during 2019 compared to 2018.

•
Total non-interest income was $4,060,000 for the six months ended June 30, 2019, which is $312,000 more than the non-interest income of $3,748,000 for the same period last year. The increase was driven by revenue increases in our wealth management division, which includes trust fees and brokerage and insurance commissions.

•
Total non-interest expenses for the six months ended June 30, 2019 totaled $16,559,000 compared to $15,534,000 for the same period last year, which is an increase of $1,025,000, or 6.6%.  Salaries and benefits increased $461,000 primarily due to merit increases, employee commissions, health insurance costs and profit sharing.  Other expenses increased $426,000, which was primarily due to an increase in costs as a result of the decision to terminate a pension plan acquired as part the First National Bank of Fredericksburg acquisition in 2015.

•	The provision for income taxes increased $129,000 when comparing the six months ended June 30, 2019 to the same period in 2018 as a result of an increase in income before income tax of $442,000.

Three Months Ended June 30, 2019 Compared to 2018

•
For the three months ended June 30, 2019, net income totaled $4,846,000 which compares to net income of $4,691,000 for the comparable period in 2018, an increase of $155,000 or 3.3%.  Basic earnings per share of $1.38 for three months ended June 30, 2019 compares to $1.32 for the 2018 comparable period. Annualized return on equity for the three months ended June 30, 2019 and 2018 was 13.09% and 13.68%, respectively, while annualized return on assets was 1.34% for both periods.

•
Net interest income before the provision for loan loss for the three months ended June 30, 2019 totaled $12,336,000 compared to $11,751,000 for the three months ended June 30, 2018, resulting in an increase of $585,000, or 5.0%. Average interest earning assets increased $48.9 million for the three months ended June 30, 2019 compared to the same period last year.  Average loans increased $60.7 million while average investment securities decreased $16.3 million. The yield on interest earning assets increased 27 basis points to 4.67%, while the cost of interest-bearing liabilities increased 30 basis points to 1.15%. The increase in the cost of interest-bearing liabilities was due to the rise in the federal funds rate during 2018.  The tax effected net interest margin for the three months ended June 30, 2019 was 3.74% compared to 3.70% for the same period last year and increased 12 basis points from the first quarter’s net interest margin of 3.62%.

•	The provision for loan losses for the three months ended June 30, 2019 was $350,000 compared to $325,000 for comparable period in 2018, an increase of $25,000.

•
Total non-interest income was $2,027,000 for the three months June 30, 2019, which is $185,000 more than the comparable period last year.  The increase in revenues was driven by increases in our wealth management division, which includes trust fees and brokerage and insurance commissions.

•
Total non-interest expenses for the three months ended June 30, 2019 totaled $8,237,000 compared to $7,702,000 for the same period last year, which is an increase of $535,000, or 7.0%.  Salaries and benefits increased $267,000 primarily due to employee commissions, health insurance costs and profit sharing. Other expenses increased $235,000, which was primarily due to an increase in costs as a result of the decision to terminate a pension plan acquired as part the First National Bank of Fredericksburg acquisition in 2015.

•
The provision for income taxes increased $55,000 when comparing the three months ended June 30, 2019 to the same period in 2018.  The effective tax rate for the three months ended June 30, 2019 was 16.1% compared to 15.7% in the comparable period in 2018.

Balance Sheet and Other Information:

•	At June 30, 2019, total assets were $1.45 billion, compared to $1.43 billion at December 31, 2018 and $1.40 billion at June 30, 2018.

•
Available for sale securities of $236.7 million at June 30, 2019 decreased $4.3 million from December 31, 2018 and $13.3 million from June 30, 2018. The resulting funds were utilized to fund growth in the loan portfolio.

•
Net loans as of June 30, 2019 totaled $1.09 billion and increased $17.3 million from December 31, 2018 and $58.1 million from June 30, 2018. Net loan growth for the second quarter was $8.5 million. Net loan growth for 2019 has been negatively impacted by transfers to other real estate owned as the result of a settlement with a customer in bankruptcy and several large loan payoffs. The growth in 2019 was in commercial and agricultural relationships, which continues the trend from 2018.

•
The allowance for loan losses totaled $13,304,000 at June 30, 2019 which is an increase of $420,000 from December 31, 2018.  The increase is due to recording a provision for loan losses of $750,000 and recoveries of $23,000, offset by charge-offs of $353,000.  Annualized net charge-offs as a percent of total loans through June 30, 2019 was .06%.  The allowance as a percent of total loans was 1.21% as of June 30, 2019 compared to 1.19% as of December 31, 2018.

•
Deposits decreased $1.5 million from December 31, 2018, to $1.18 billion at June 30, 2019, primarily due to timing differences and a municipal customer withdrawing funds to start a large construction project. Borrowed funds increased $9.8 million from December 31, 2018 to $101.0 million at June 30, 2019. Non-interest-bearing deposits increased $3.9 million at June 30, 2019.

•
Stockholders’ equity totaled $148.0 million at June 30, 2019, compared to $139.2 million at December 31, 2018, an increase of $8,792,000.  The increase was attributable to net income for the six months ended June 30, 2019 totaling $9.3 million, offset by cash dividends of $3.1 million.  As a result of changes in interest rates impacting the fair value of investment securities, the unrealized gain on available for sale investment securities, net of tax, increased $3.5 million from December 31, 2018.

Dividend Declared

On June 4, 2019, the Board of Directors declared a cash dividend of $0.445 per share, which was paid on June 28, 2019 to shareholders of record at the close of business on June 14, 2019. The quarterly cash dividend is an increase of 3.3% over the quarterly cash dividend of $0.431 per share declared one year ago, as adjusted for the 1% stock dividend declared in June 2018. The Board also declared a 1% stock dividend, payable on June 28, 2019 to shareholders of record at the close of business on June 14, 2019.

Citizens Financial Services, Inc. has nearly 1,700 shareholders, the majority of whom reside in markets where First Citizens Community Bank’s offices are located.

Note: This press release may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995.  These statements are not historical facts; rather, they are statements based on the Company's current expectations regarding its business strategies and their intended results and its future performance.  Forward-looking statements are preceded by terms such as "expects," "believes," "anticipates," "intends" and similar expressions.  Forward-looking statements are not guarantees of future performance.  Numerous risks and uncertainties could cause or contribute to the Company's actual results, performance and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; and other factors disclosed periodically in the Company's filings with the Securities and Exchange Commission.  Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this press release or made elsewhere periodically by the Company or on its behalf.  The Company assumes no obligation to update any forward-looking statements except as may be required by applicable law or regulation.

(1)	See reconciliation of non-gaap measures at the end of the press release

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS
(UNAUDITED)
(Dollars in thousands, except per share data)
	As of or For The		As of or For The
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Income and Performance Ratios
Net Income	$4,846	$4,691	$9,251	$8,938
Return on average assets (annualized)	1.34%	1.34%	1.28%	1.29%
Return on average equity (annualized)	13.09%	13.68%	12.61%	13.15%
Return on average tangible equity (annualized) (b)	15.72%	16.74%	15.17%	16.14%
Net interest margin (tax equivalent)	3.74%	3.70%	3.66%	3.67%
Earnings per share - basic (c)	$1.38	$1.32	$2.62	$2.52
Earnings per share - diluted (c)	$1.38	$1.32	$2.62	$2.52
Number of shares used in computation - basic (c)	3,523,135	3,541,703	3,525,788	3,544,343
Number of shares used in computation - diluted (c)	3,524,517	3,543,170	3,526,483	3,544,974
Cash dividends paid per share	$0.441	$0.427	$0.881	$0.853
Annualized net charge-offs to total loans	0.05%	(0.01%)	0.06%	0.02%

	June 30,	June 30,
	2019	2018
Asset quality
Allowance for loan and lease losses	$13,304	$11,941
Non-performing assets	$16,562	$12,448
Allowance for loan and lease losses/total loans	1.21%	1.15%
Non-performing assets to total loans	1.51%	1.20%

Equity
Book value per share (c)	$42.08	$38.80
Tangible Book value per share (b) (c)	$35.06	$31.74
Market Value (Last reported trade of month)	$60.50	$63.00
Common shares outstanding	3,525,320	3,512,653

Other
Total Risk Based Capital Ratio (a)	13.73%	13.23%
Tier 1 Risk Based Capital Ratio (a)	12.48%	12.04%
Common Equity Tier 1 Risk Based Capital Ratio (a)	11.78%	11.30%
Leverage Ratio	9.37%	8.94%
Average Full Time Equivalent Employees	261.8	262.9
Loan to Deposit Ratio	92.90%	92.99%

Balance Sheet Highlights	June 30,	December 31	June 30,
	2019	2018	2018

Assets	$1,447,170	$1,430,712	$1,397,594
Investment securities	237,297	241,526	250,220
Loans (net of unearned income)	1,099,622	1,081,883	1,040,200
Allowance for loan losses	13,304	12,884	11,941
Deposits	1,183,658	1,185,156	1,118,592
Stockholders' Equity	148,021	139,229	132,281

(a) Presented as projected for June 30, 2019 and actual for the remaining period
(b) See reconcilation of Non-GAAP measures at the end of the press release
(c) Prior period amounts were adjusted to reflect stock dividends.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED BALANCE SHEET
(UNAUDITED)

	June 30,	December 31,	June 30,
(in thousands except share data)	2019	2018	2018
ASSETS:
Cash and due from banks:
Noninterest-bearing	$15,552	$15,327	$14,521
Interest-bearing	917	1,470	1,092
Total cash and cash equivalents	16,469	16,797	15,613

Interest bearing time deposits with other banks	15,498	15,498	13,762

Equity securities	557	516	195

Available-for-sale securities	236,740	241,010	250,025

Loans held for sale	778	1,127	1,931

Loans (net of allowance for loan losses: $13,304 at June 30, 2019;
$12,884 at December 31, 2018 and $11,941 at June 30, 2018)	1,086,318	1,068,999	1,028,259

Premises and equipment	16,024	16,273	16,289
Accrued interest receivable	4,612	4,452	4,285
Goodwill	23,296	23,296	23,296
Bank owned life insurance	27,810	27,505	27,189
Other intangibles	1,460	1,623	1,756
Other assets	17,608	13,616	14,994

TOTAL ASSETS	$1,447,170	$1,430,712	$1,397,594

LIABILITIES:
Deposits:
Noninterest-bearing	$183,903	$179,971	$169,014
Interest-bearing	999,755	1,005,185	949,578
Total deposits	1,183,658	1,185,156	1,118,592
Borrowed funds	100,984	91,194	133,652
Accrued interest payable	1,048	1,076	903
Other liabilities	13,459	14,057	12,166
TOTAL LIABILITIES	1,299,149	1,291,483	1,265,313
STOCKHOLDERS' EQUITY:
Preferred Stock $1.00 par value; authorized
3,000,000 shares; none issued in 2019 or 2018	-	-	-
Common stock
$1.00 par value; authorized 25,000,000 shares at June 30, 2019, December 31, 2018 and
June 30, 2018: issued 3,938,673 at June 30 2019 and 3,904,212 at December 31, 2018
and June 30, 2018	3,939	3,904	3,904
Additional paid-in capital	55,096	53,099	53,098
Retained earnings	103,733	99,727	93,717
Accumulated other comprehensive loss	(337)	(3,921)	(5,357)
Treasury stock, at cost: 413,353 at June 30, 2019; 399,616 shares
at December 31, 2018 and 391,559 shares at June 30, 2018	(14,410)	(13,580)	(13,081)
TOTAL STOCKHOLDERS' EQUITY	148,021	139,229	132,281
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY	$1,447,170	$1,430,712	$1,397,594

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED STATEMENT OF INCOME
(UNAUDITED)
	Three Months Ended		Six Months Ended
	June 30,		June 30,
(in thousands, except per share data)	2019	2018	2019	2018
INTEREST INCOME:
Interest and fees on loans	$13,776	$12,461	$27,090	$24,322
Interest-bearing deposits with banks	104	66	208	124
Investment securities:
Taxable	1,128	916	2,236	1,716
Nontaxable	374	474	731	1,001
Dividends	120	111	254	248
TOTAL INTEREST INCOME	15,502	14,028	30,519	27,411
INTEREST EXPENSE:
Deposits	2,398	1,585	4,712	2,901
Borrowed funds	768	692	1,556	1,339
TOTAL INTEREST EXPENSE	3,166	2,277	6,268	4,240
NET INTEREST INCOME	12,336	11,751	24,251	23,171
Provision for loan losses	350	325	750	825
NET INTEREST INCOME AFTER
PROVISION FOR LOAN LOSSES	11,986	11,426	23,501	22,346
NON-INTEREST INCOME:
Service charges	1,174	1,170	2,273	2,274
Trust	209	150	441	401
Brokerage and insurance	261	168	554	349
Gains on loans sold	64	60	163	132
Equity security gains, net	30	7	41	13
Earnings on bank owned life insurance	154	154	305	306
Other	135	133	283	273
TOTAL NON-INTEREST INCOME	2,027	1,842	4,060	3,748
NON-INTEREST EXPENSES:
Salaries and employee benefits	5,004	4,737	10,033	9,572
Occupancy	517	514	1,109	1,106
Furniture and equipment	181	122	336	264
Professional fees	316	367	758	766
FDIC insurance	105	107	216	207
Pennsylvania shares tax	275	300	550	600
Amortization of intangibles	66	74	132	150
ORE expenses	109	52	216	86
Other	1,664	1,429	3,209	2,783
TOTAL NON-INTEREST EXPENSES	8,237	7,702	16,559	15,534
Income before provision for income taxes	5,776	5,566	11,002	10,560
Provision for income taxes	930	875	1,751	1,622
NET INCOME	$4,846	$4,691	$9,251	$8,938

PER COMMON SHARE DATA:
Net Income - Basic	$1.38	$1.32	$2.62	$2.52
Net Income - Diluted	$1.38	$1.32	$2.62	$2.52
Cash Dividends Paid	$0.441	$0.427	$0.881	$0.853

Number of shares used in computation - basic	3,523,135	3,541,703	3,525,788	3,544,343
Number of shares used in computation - diluted	3,524,517	3,543,170	3,526,483	3,544,974

CITIZENS FINANCIAL SERVICES, INC.
QUARTERLY CONDENSED, CONSOLIDATED INCOME STATEMENT INFORMATION
(UNAUDITED)
(in thousands, except share data)		Three Months Ended,
	June 30,	March 31,	Dec 31	Sept 30	June 30,
	2019	2019	2018	2018	2018
Interest income	$15,502	$15,017	$15,088	$14,259	$14,028
Interest expense	3,166	3,102	2,845	2,489	2,277
Net interest income	12,336	11,915	12,243	11,770	11,751
Provision for loan losses	350	400	625	475	325
Net interest income after provision for loan losses	11,986	11,515	11,618	11,295	11,426
Non-interest income	1,997	2,022	1,997	2,022	1,835
Investment securities gains (losses), net	30	11	(20)	(12)	7
Non-interest expenses	8,237	8,322	8,235	7,788	7,702
Income before provision for income taxes	5,776	5,226	5,360	5,517	5,566
Provision for income taxes	930	821	845	936	875
Net income	$4,846	$4,405	$4,515	$4,581	$4,691
Earnings Per Share Basic	$1.38	$1.24	$1.28	$1.30	$1.32
Earnings Per Share Diluted	$1.38	$1.24	$1.28	$1.30	$1.32

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Three Months Ended June 30,
	2019			2018
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
ASSETS
Interest-bearing deposits at banks	9,316	6	0.26	9,112	4	0.18
Interest bearing time deposits at banks	15,498	98	2.54	11,191	62	2.19
Investment securities	232,907	1,722	2.96	249,206	1,628	2.61
Loans: (2)(3)(4)
Residential mortgage loans	214,557	2,867	5.36	214,932	2,814	5.25
Construction loans	20,308	262	5.17	23,349	273	4.69
Commercial Loans	419,175	5,805	5.55	391,935	5,197	5.32
Agricultural Loans	335,266	3,875	4.64	298,266	3,286	4.42
Loans to state & political subdivisions	98,979	972	3.94	99,301	873	3.53
Other loans	9,705	184	7.60	9,494	184	7.82
Loans, net of discount (2)(3)(4)	1,097,990	13,965	5.10	1,037,277	12,627	4.88
Total interest-earning assets	1,355,711	15,791	4.67	1,306,786	14,321	4.40
Cash and due from banks	6,052			6,529
Bank premises and equipment	16,133			16,356
Other assets	73,702			65,473
Total non-interest earning assets	95,887			88,358
Total assets	1,451,598			1,395,144
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	329,539	589	0.72	330,550	404	0.49
Savings accounts	217,537	206	0.38	189,457	51	0.11
Money market accounts	161,611	509	1.26	160,719	365	0.91
Certificates of deposit	288,788	1,094	1.52	268,526	765	1.14
Total interest-bearing deposits	997,475	2,398	0.96	949,252	1,585	0.67
Other borrowed funds	110,598	768	2.79	125,815	692	2.21
Total interest-bearing liabilities	1,108,073	3,166	1.15	1,075,067	2,277	0.85
Demand deposits	181,277			170,287
Other liabilities	14,127			12,617
Total non-interest-bearing liabilities	195,404			182,904
Stockholders' equity	148,121			137,173
Total liabilities & stockholders' equity	1,451,598			1,395,144
Net interest income		12,625			12,044
Net interest spread (5)			3.52%			3.55%
Net interest income as a percentage
of average interest-earning assets			3.74%			3.70%
Ratio of interest-earning assets
to interest-bearing liabilities			122%			122%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2019 and 2018.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED AVERAGE BALANCES, INTEREST, YIELDS AND RATES, AND NET INTEREST MARGIN ON A FULLY TAX-EQUIVALENT BASIS
(UNAUDITED)
	Six Months Ended June 30,
	2019			2018
	Average		Average	Average		Average
	Balance (1)	Interest	Rate	Balance (1)	Interest	Rate
(dollars in thousands)	$		$ %	$		$ %
ASSETS
Interest-bearing deposits at banks	9,165	13	0.29	8,609	9	0.21
Interest bearing time deposits at banks	15,498	195	2.54	10,753	115	2.16
Investment securities	250,219	3,416	2.73	259,425	3,232	2.49
Loans: (2)(3)(4)
Residential mortgage loans	215,110	5,692	5.34	214,766	5,538	5.20
Construction loans	24,351	620	5.13	20,523	474	4.66
Commercial Loans	410,532	11,201	5.50	390,068	10,175	5.26
Agricultural Loans	334,895	7,639	4.60	291,030	6,324	4.38
Loans to state & political subdivisions	99,945	1,951	3.94	101,891	1,788	3.54
Other loans	9,737	368	7.62	9,500	368	7.81
Loans, net of discount (2)(3)(4)	1,094,570	27,471	5.06	1,027,778	24,667	4.84
Total interest-earning assets	1,369,452	31,095	4.58	1,306,565	28,023	4.33
Cash and due from banks	6,395			6,717
Bank premises and equipment	16,198			16,418
Other assets	56,135			54,590
Total non-interest earning assets	78,728			77,725
Total assets	1,448,180			1,384,290
LIABILITIES AND STOCKHOLDERS' EQUITY
Interest-bearing liabilities:
NOW accounts	328,951	1,167	0.72	328,256	733	0.45
Savings accounts	214,361	390	0.37	187,361	101	0.11
Money market accounts	161,518	1,014	1.27	153,345	610	0.80
Certificates of deposit	291,074	2,141	1.48	267,407	1,457	1.10
Total interest-bearing deposits	995,904	4,712	0.95	936,369	2,901	0.62
Other borrowed funds	112,204	1,556	2.79	132,179	1,339	2.04
Total interest-bearing liabilities	1,108,108	6,268	1.14	1,068,548	4,240	0.80
Demand deposits	179,144			167,255
Other liabilities	14,164			12,577
Total non-interest-bearing liabilities	193,308			179,832
Stockholders' equity	146,764			135,910
Total liabilities & stockholders' equity	1,448,180			1,384,290
Net interest income		24,827			23,783
Net interest spread (5)			3.44%			3.53%
Net interest income as a percentage
of average interest-earning assets			3.66%			3.67%
Ratio of interest-earning assets
to interest-bearing liabilities			124%			122%

(1) Averages are based on daily averages.
(2) Includes loan origination and commitment fees.
(3) Tax exempt interest revenue is shown on a tax equivalent basis for proper comparison using a statutory federal income tax rate of 21% for 2019 and 2018.
(4) Income on non-accrual loans is accounted for on a cash basis, and the loan balances are included in interest-earning assets.
(5) Interest rate spread represents the difference between the average rate earned on interest-earning assets and the average rate paid on interest-bearing liabilities.

CITIZENS FINANCIAL SERVICES, INC.
CONSOLIDATED SUMMARY OF LOANS BY TYPE; NON-PERFORMING ASSETS; and ALLOWANCE FOR LOAN LOSSES
(UNAUDITED)
(Excludes Loans Held for Sale)
(In Thousands)
	June 30,	March 31,	December 31,	September 30,	June 30,
	2019	2019	2018	2018	2018
Real estate:
Residential	$213,014	$214,635	$215,305	$213,255	$213,242
Commercial	347,430	334,371	319,265	312,982	309,571
Agricultural	294,332	295,547	284,520	280,569	262,691
Construction	20,950	18,611	33,913	30,262	27,901
Consumer	9,854	9,773	9,858	9,702	9,740
Other commercial loans	76,179	74,323	74,118	72,219	75,002
Other agricultural loans	41,689	43,245	42,186	39,917	42,131
State & political subdivision loans	96,174	100,412	102,718	101,425	99,922
Total loans	1,099,622	1,090,917	1,081,883	1,060,331	1,040,200
Less: allowance for loan losses	13,304	13,084	12,884	12,383	11,941
Net loans	$1,086,318	$1,077,833	$1,068,999	$1,047,948	$1,028,259

Past due and non-performing assets

Total Loans past due 30-89 days and still accruing	$2,599	$4,470	$3,308	$3,127	$5,143

Non-accrual loans	$12,534	$11,700	$13,724	$14,530	$10,931
Loans past due 90 days or more and accruing	175	64	68	302	1,046
Non-performing loans	$12,709	$11,764	$13,792	$14,832	$11,977
OREO	3,853	4,295	601	628	471
Total Non-performing assets	$16,562	$16,059	$14,393	$15,460	$12,448

	3 Months	3 Months	3 Months	3 Months	3 Months
	Ended	Ended	Ended	Ended	Ended
Analysis of the Allowance for loan Losses	June 30,	March 31,	December 31,	September 30,	June 30,
(In Thousands)	2019	2018	2018	2018	2018
Balance, beginning of period	$13,084	$12,884	$12,383	$11,941	$11,587
Charge-offs	(139)	(214)	(140)	(48)	(61)
Recoveries	9	14	16	15	90
Net (charge-offs) recoveries	(130)	(200)	(124)	(33)	29
Provision for loan losses	350	400	625	475	325
Balance, end of period	$13,304	$13,084	$12,884	$12,383	$11,941

CITIZENS FINANCIAL SERVICES, INC.
Reconciliation of GAAP and Non-GAAP Financial Measures
(Dollars in thousands, except per share data)

	As of
	June 30,
	2019	2018
Tangible Equity
Stockholders Equity - GAAP	$148,021	$132,281
Accumulated other comprehensive loss	(337)	(5,357)
Intangible Assets	24,756	25,052
Non-GAAP Tangible Equity	123,602	112,586
Shares outstanding adjusted for June 2018 stock Dividend	3,525,320	3,547,114
Tangible Book value per share (a)	$35.06	$31.74

	As of
	June 30,
	2019	2018
Tangible Equity per share
Stockholders Equity - GAAP	$41.98	$37.29
Adjustments for accumulated other comprehensive loss	(0.10)	(1.51)
Book value per share	42.08	38.80
Adjustments for intangible assets	7.02	7.06
Tangible Book value per share	$35.06	$31.74

	For the Three Months Ended		For the Six Months Ended
	June 30,		June 30,
	2019	2018	2019	2018
Return on Average Tangible Equity
Average Stockholders Equity - GAAP	$145,637	$131,752	$143,619	$131,126
Average Accumulated Other Comprehensive Loss	(2,484)	(5,421)	(3,146)	(4,784)
Average Intangible Assets	24,796	25,101	24,834	25,143
Average Non-GAAP Tangible Equity	123,325	112,072	121,931	110,767
Net Income	$4,846	$4,691	$9,251	$8,938
Annualized Return on Average Tangible Equity	15.72%	16.74%	15.17%	16.14%

	Three Months Ended		For the Six Months Ended
	June 30,		June 30,
Reconciliation of net interest income on fully taxable equivalent basis	2019	2018	2019	2018
Total interest income	$15,502	$14,028	$30,519	$27,411
Total interest expense	3,166	2,277	6,268	4,240
Net interest income	12,336	11,751	24,251	23,171
Tax equivalent adjustment	289	293	576	612
Net interest income (fully taxable equivalent)	$12,625	$12,044	$24,827	$23,783

(a) Prior period amounts were adjusted to reflect stock dividends.